                                                                   Exhibit 10.39

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (this "Agreement") is made the 7/th/ day of May, 1999, by and among L.S. WHOLESALE, INC., a Massachusetts corporation, whose mailing address and principal place of business is 161-B Crown Bay, St. Thomas, U.S. Virgin Islands 00802 (the "Borrower" or "L.S. Wholesale"), L.S. HOLDING, INC. ("L.S. Holding"), a U.S. Virgin Islands corporation, whose mailing address is 161-B Crown Bay, St. Thomas, U.S. Virgin Islands 00802, LITTLE SWITZERLAND, INC. ("Little Switzerland"), a Delaware corporation, whose mailing address is 161-B Crown Bay Cruise Ship Port, St. Thomas, U.S. Virgin Islands 00802, WORLD GIFT IMPORTS, N.V. ("W.G.I."), a Netherland Antilles corporation, whose mailing address is 42 Front Street, Philipsburg, St. Maarten N.A., MONTRES ET BIJOUX, S.A.R.L. ("Montres"), a St. Martin company, whose mailing address is 97150 Marigot, St. Martin, French West Indies, L.S. HOLDING (ARUBA), N.V. ("L.S. Aruba"), an Aruba company, whose mailing address is 14 Caya G.F. Betico Croes, Oranjestad, Aruba, L.S. HOLDING (CURACAO), N.V. ("L.S. Curacao"), a Curacao corporation, whose mailing address is Breedestraat 44P, Punda, Willemstad, Curacao, Netherland Antilles, LITTLE SWITZERLAND (ANTIGUA), LIMITED ("L.S. Antigua"), an Antigua private company, whose mailing address is Heritage Quay, St. John's, Antigua, WORLD GIFT IMPORTS (BARBADOS) LIMITED ("W.G.I. Barbados"), a Barbados company, whose mailing address is Carlisle House, Hincks Street, Bridgetown, Barbados, West Indies, LITTLE SWITZERLAND (ST. LUCIA) LIMITED ("L.S. St. Lucia"), a St. Lucia private company, whose mailing address is Pointe Seraphine, Castries, St. Lucia, and L.S. HOLDING (USA), INC. ("L.S. USA"), an Alaska corporation, whose mailing address is 236 South Franklin Street, Juneau, Alaska 99801 (collectively, all of the above named entities are referred to herein as the "Debtors" and each individually a "Debtor"), and THE CHASE MANHATTAN BANK, a commercial banking institution, whose mailing address is P.O. Box 309600, St. Thomas, U.S. Virgin Islands 00803 ("Chase") and THE BANK OF NOVA SCOTIA, a commercial banking institution, whose mailing address is P.O. Box 420, St. Thomas, U.S. Virgin Islands 00804 ("ScotiaBank" and, together with Chase, the "Secured Parties" and each individually a "Secured Party").

                              W I T N E S S E T H:

     In consideration of the agreement of the Secured Parties to forbear acceleration and

Security Agreement
L.S. Wholesale, Inc. et al.
The Chase Manhattan Bank and The Bank of Nova Scotia
May 7, 1999
Page 2



collection of the indebtedness of L.S. WHOLESALE, INC. (the "Borrower") to the Secured Parties, and the agreement of the Secured Parties to forbear enforcement of the guaranty of the Borrower's indebtedness to ScotiaBank given by Little Switzerland, L.S. Holding and W.G.I. Barbados and the guaranty of the Borrower's indebtedness to Chase given by all Debtors other than the Borrower, which remedies Secured Parties have the right to pursue due to certain defaults of the Borrower, all as set forth in that certain Forbearance Agreement dated May 7, 1999 executed by the Borrower, the Secured Parties and the Debtors (the "Forbearance Agreement"), and further to secure such indebtedness and guaranty obligations of the Borrower and Debtors in the principal amounts and evidenced by the documents described in Schedule A-1 and Schedule A-2 attached hereto and
                              ------------     ------------
made a part hereof, together with interest thereon, payable in accordance with the terms and conditions of such documents described in Schedule A-1 and
                                                        ------------
Schedule A-2, as the same may be amended by the Forbearance Agreement, together
------------
with all future modifications, amendments, extensions, replacements, and substitutions thereto and thereof (collectively, the "Debt Instruments"), and also to secure any future advances or loans which may be made at the option of the Secured Parties, acting individually or jointly (collectively, the "Obligations"), Debtors hereby grant and convey to the Secured Parties a security interest in, and pledge to the Secured Parties on a pro rata, pari
                                                                       ----
passu basis the following assets of Debtors, wheresoever located, whether now
-----
owned or hereafter acquired: all of the Debtors' right, title and interest in and to all inventory, and all raw materials, work in process, materials used or consumed in Debtors' business and finished goods, together with all documents covering any such inventory and all general intangibles arising therefrom, and together with all additions, accessions, products and proceeds of any and all of the foregoing (collectively, the "Collateral"). Debtors will promptly deliver to the Secured Parties, when so requested, duly endorsed when necessary, all chattel paper, documents, instruments and related guarantees constituting part of the Collateral, whether on hand or hereafter received by Debtor.

     1.  WARRANTIES AND COVENANTS OF BORROWER AND DEBTORS.  Borrower and Debtors
         ------------------------------------------------
warrant, covenant and agree as follows:

Security Agreement
L.S. Wholesale, Inc. et al.
The Chase Manhattan Bank and The Bank of Nova Scotia
May 7, 1999
Page 3



     (a) To pay and perform all of the Obligations secured by this Agreement according to their terms, specifically including, but not limited to, the Debt Instruments and subject to the Forbearance Agreement.

     (b) To defend the title of the Collateral against all persons and against all material claims and demands whatsoever, which Collateral, except for the security interest granted hereby, is lawfully owned by the Debtors and is now free and clear of any and all liens, security interests, claims, charges, encumbrances, taxes and assessments except as may be set forth in any schedule attached hereto and approved by the Secured Parties (the "Permitted Liens").

     (c) On demand of either of the Secured Parties to do the following: furnish further assurance of title, execute any written agreement, or do any other acts as may be reasonable to effectuate the purposes and provisions of this Agreement, execute any instrument or statement required by law or otherwise in order to perfect, continue or terminate the security interest of the Secured Parties in the Collateral (specifically including, but not limited to, such chattel mortgage or equivalent pledge as may be required in any non-UCC jurisdiction in which the Collateral is regularly located) and pay all costs of filing (or equivalent registration in any non-UCC jurisdiction) in connection therewith.

     (d) To keep the Collateral free and clear of all liens, charges, encumbrances, taxes and assessments other than the Permitted Liens.

     (e) To pay, when due, all taxes, assessments and license fees relating to the Collateral; except where the Debtors are contesting in good faith any such tax, assessment or fee so long as such contest does not expose the Collateral to the risk of seizure, forfeit or other material loss.

     (f) Except in the regular and ordinary course of the Debtors' business or as specifically otherwise provided in the Debt Instruments or the Forbearance Agreement, to retain possession of the Collateral during the existence of this Agreement and, not to sell, exchange, assign, loan, deliver, lease, mortgage or otherwise dispose of same without the written consent of the Secured Parties.

     (g) To keep the Collateral at the Debtors' business addresses shown on Schedule B
----------

Security Agreement
L.S. Wholesale, Inc. et al.
The Chase Manhattan Bank and The Bank of Nova Scotia
May 7, 1999
Page 4



attached hereto and made a part hereof and not to remove same (except in the usual course of business) without the prior written consent of the Secured Parties.


     (h) To keep the Collateral, at Debtors' own cost and expense, in good repair and condition and not to misuse, abuse, waste or allow to deteriorate except for normal wear and tear and to allow either or both of the Secured Parties access at any reasonable time upon reasonable notice to inspect the Collateral and the Debtors' books and records pertaining thereto.

     (i) To keep the Collateral insured against loss by fire, theft and other hazards (including extended coverage) as the Secured Parties reasonably may require. Policies shall be in such form and amounts and with such companies as are reasonably satisfactory to the Secured Parties and shall name both of the Secured Parties as additional loss payees. Policies shall be obtained from responsible insurers reasonably satisfactory to the Secured Parties authorized to do business in the jurisdiction(s) in which the Collateral is located. Certificates of insurance or policies shall be deposited with the Secured Parties, each of whom is authorized upon reasonable notice to the Borrower, but under no duty, to obtain such insurance upon failure of any of the Debtors to do so. Each of the Debtors shall give immediate written notice to the Secured Parties and to insurers of material loss or damage to the Collateral and shall promptly file proof of loss with insurers. Upon the occurrence and continuation of a Termination Event (as defined in the Forbearance Agreement), each of the Debtors hereby appoints the Secured Parties, acting jointly or severally, the attorney in fact for each Debtor in obtaining, adjusting and canceling any such insurance and endorsing settlement drafts and hereby assigns to the Secured Parties all sums which may become payable under such insurance, including return premiums and dividends, as additional security for the Obligations.

     (j) To immediately notify the Secured Parties in writing of any change in or discontinuance of any of Debtors' places of business.

     2.  SEPARATE INSTRUMENTS.  The Forbearance Agreement and the Debt
         --------------------
Instruments are separate instruments and may be negotiated by Secured Parties pursuant to the terms

Security Agreement
L.S. Wholesale, Inc. et al.
The Chase Manhattan Bank and The Bank of Nova Scotia
May 7, 1999
Page 5



thereof (but subject to the terms of the Forbearance Agreement) without releasing the Debtors, the Collateral, or any guarantor or co-maker. Debtors consent to any extension of time of payment or other modification.

     3.  AUTHORITY.  As required under and subject to the Forbearance Agreement,
         ---------
the Borrower and the Debtors have authority, and each has completed or will complete all proceedings and has obtained or will obtain all approvals and consents necessary, to execute, deliver, and perform this Agreement and the transactions contemplated hereby. As required under and subject to the Forbearance Agreement, the Borrower and Debtors have provided or shall provide such certified copies and original documents as the Secured Parties may reasonably require as evidence of the Borrower's and Debtors' organizational structure and existence, good standing, registered trade names, ownership, powers and authorization of signatories and other officers and agents.

     4.  NO WAIVER.  Waiver of or acquiescence in any default by any of the
         ---------
Debtors, or failure of the Secured Parties to insist upon strict performance by any of the Debtors of any warranties or agreements in this Agreement or the Forbearance Agreement, shall not constitute a waiver of any subsequent or other default or failure.

     5.  ENTIRE AGREEMENT; SEVERABILITY.  This Agreement constitutes the entire
         ------------------------------
security agreement between the Secured Parties and the Debtors. If any of the provisions of this Agreement shall be held invalid or unenforceable, this Agreement shall be construed as if not containing those provision and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

     6.  DEFAULT.  Subject to the terms of the Forbearance Agreement, the
         -------
following shall constitute a default by Debtors:

          (a) The occurrence of a Termination Event under the Forbearance Agreement;

          (b) Failure of any guarantor of the Obligations to perform any term or condition of its guaranty or if any guarantor shall attempt to revoke or rescind its guaranty, whether with respect to future transactions or otherwise;

Security Agreement
L.S. Wholesale, Inc. et al.
The Chase Manhattan Bank and The Bank of Nova Scotia
May 7, 1999
Page 6



          (c) Subjection of any part of the Collateral to levy of execution or other judicial process, which is not released or discharged within thirty (30) days; or

          (d) Commencement of any bankruptcy or insolvency proceeding by or against the Borrower, Little Switzerland, L.S. Holding or L.S. USA, or commencement of any bankruptcy or insolvency proceeding by or against any of the other Debtors, which proceeding has caused or is reasonably likely to cause the Debtors to violate the affirmative covenant with respect to the minimum value of inventory set forth in paragraph 8(c) of the Forbearance Agreement or which is otherwise reasonably likely to materially and adversely affect the Secured Parties or either of them.

     A default by any of the Debtors or other parties under the foregoing shall constitute a default by all of the Debtors under this Agreement.

     7.  REMEDIES.  Upon any default, and at the option of the Secured Parties
         --------
or either of them, the Obligations or, with respect to any one Secured Party, the Obligations owing to such Secured Party, shall become due and payable in full in accordance with the terms and provisions of the Forbearance Agreement and the Debt Instruments, and the Secured Parties and each of them shall have all the rights, remedies and privileges with respect to retention and sale of the Collateral and disposition of the proceeds as are accorded to a secured party by the applicable sections of the Virgin Islands Uniform Commercial Code respecting "Default." At such time, any proceeds of the Collateral, when collected by the Debtors, whether consisting of cash, checks, notes, drafts, money orders, commercial paper of any kind whatsoever, or other documents received in payment of the Collateral shall be promptly remitted by the Debtors to the Secured Parties, in precisely the form received, except for endorsement by the Debtors when required. Such proceeds until remitted to the Secured Parties as aforesaid, shall be held in trust by the Debtors for, and as the property of, the Secured Parties and shall not be commingled with other funds, money or property; the Secured Parties shall apply in the Secured Parties' absolute discretion all collections received by either of them on the Collateral toward the payment of any of the Obligations on a pro rata, pari passu basis
                                                            ---- -----
whether due or not due.

Security Agreement
L.S. Wholesale, Inc. et al.
The Chase Manhattan Bank and The Bank of Nova Scotia
May 7, 1999
Page 7



     Upon any default, the Secured Parties' reasonable attorneys' fees and the legal and other expenses for pursuing, searching for, receiving, taking, keeping, storing, advertising, and selling the Collateral shall be chargeable to the Debtors.

     The Borrower and any other obligors under the Debt Instruments shall remain liable for any deficiency resulting from a sale of the Collateral and shall pay any such deficiency forthwith on demand.

     If any of the Debtors shall default in the performance of any of the provisions of this Agreement on such Debtor's part to be performed, either of the Secured Parties may perform same for such Debtor's account and any moneys expended in so doing shall be chargeable with interest to the Borrower and such Debtor and added to and made a part of the Obligations.

     In conjunction with, addition to or substitution for those rights, either or both of the Secured Parties, at its or their discretion, may: (1) enter upon Debtors' premises peaceably by such Secured Party's own means or with legal process and take possession of the Collateral, or render it unusable, or dispose of the Collateral on the Debtors' premises and the Debtors agree not to resist or interfere; (2) require Debtors to assemble the Collateral and make it available to such Secured Party at a place to be designated by the Secured Party, reasonably convenient to both parties; (3) unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on the recognized market, the Secured Party will give Debtors reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice will be met if such notice is given, as provided in Section 14 hereof, at least ten (10) business days before the time of sale or disposition.

     8.  ASSIGNMENT.  Either Secured Party may assign its separate interest
         ----------
under this Agreement and if assigned the assignee shall be entitled, upon notifying the Debtors and subject to the terms of the Forbearance Agreement, to performance of all of Debtors' agreements hereunder and the assignee shall be entitled to all of the rights and remedies of a Secured Party hereunder and shall be subject to the terms of the Forbearance Agreement.

Security Agreement
L.S. Wholesale, Inc. et al.
The Chase Manhattan Bank and The Bank of Nova Scotia
May 7, 1999
Page 8



     9.  CUMULATIVE RIGHTS.  The rights, powers and remedies of the Secured
         -----------------
Parties under this Agreement shall be in addition to all rights, powers and remedies given to the Secured Parties by virtue of any statute or rule of law, the Debt Instruments, the Forbearance Agreement or any other instrument, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Secured Parties' security interest in the Collateral.

     10.  FINANCING STATEMENTS.  Upon notice to Borrower, the Secured Parties
          --------------------
are hereby authorized to file Financing Statements or amendments thereto without the signature of the Debtors with respect to any of the Collateral in any jurisdiction in which such Collateral is regularly located and the expense of any such filing shall be the responsibility of, and immediately reimbursed by, the Debtors; provided, however, that the failure of the Secured Parties to provide notice to the Borrower or any alleged deficiency of such notice shall not affect the validity or enforceability of the Secured Parties' security interest in the Collateral or the perfection, if any, of such security interest.

     11.  OBLIGATIONS OF DEBTORS.  The term "Debtors" shall mean all and each
          ----------------------
and any of them, and their obligations and agreements hereunder shall be joint and several except that the obligations concerning such part of the Collateral in the possession or control of each Debtor or in which such Debtor otherwise has an interest are specific to such Debtor and are independent of the obligations of any other Debtor, and this Agreement may be enforced against any Debtor subject to the terms of the Forbearance Agreement, and any remedy hereunder at law or at equity may be exercised against any Debtor, without joining any other Debtor in such enforcement action or proceeding or exercise of remedy.

     12.  INDEPENDENT RIGHTS OF SECURED PARTIES.  The term "Secured Parties"
          -------------------------------------
shall mean all and each and any of them except that, subject to the terms of the Forbearance Agreement, the rights and remedies hereunder, at law or in equity, of any Secured Party under the Forbearance Agreement and the Debt Instruments may be enforced and exercised against the

Security Agreement
L.S. Wholesale, Inc. et al.
The Chase Manhattan Bank and The Bank of Nova Scotia
May 7, 1999
Page 9



Borrower and any one or more of the Debtors, without joining the other Secured Party in such enforcement action or proceeding or exercise of remedy except as otherwise set forth herein. Further, none of the Borrower or the Debtors shall have any right to assert any claim of action or other claim of liability against a Secured Party for any action or failure to act attributable to any other Secured Party.

     13.  COUNTERPARTS.  This Agreement may be signed in one or more
          ------------
counterparts by the parties hereto and upon the execution of this Agreement by all parties in any one or more counterparts and, upon attachment of all necessary signature pages to a copy of this instrument, it shall be deemed to be one instrument for all purposes. This Agreement may be executed by facsimile signature, which shall be deemed an original.

     14.  NOTICE.  All notices and other communications required under this
          ------
Agreement shall be in writing and hand delivered or mailed by first class registered mail or certified mail, postage prepaid, return receipt requested, or delivered by overnight courier, addressed as set forth above in this Agreement (or at such other address as such party shall have furnished to the other party in writing); provided, however, that notices or other communications to all or any of the Debtors shall be sent to said Debtor(s) addressed in care of the Borrower.

     15.  CONFLICTS.  Any conflict or inconsistency between or among this
          ---------
Agreement and the Forbearance Agreement shall be reconciled in accordance with the terms of the Forbearance Agreement.

     16.  CHOICE OF LAW; VENUE.  This Agreement is being executed in, and
          --------------------
Borrower's principal place of business and a substantial portion of the Collateral are located in, the U.S. Virgin Islands. In all respects, including without limitation, matters of construction and performance of this Agreement and the obligations arising hereunder, this Agreement shall be governed by, and construed in accordance with, the laws of the U.S. Virgin Islands. Any legal action or proceeding with respect to this Agreement, the Debt Instruments, the Forbearance Agreement or any other agreement executed in connection therewith may be brought in the courts of the U.S.

Security Agreement
L.S. Wholesale, Inc. et al.
The Chase Manhattan Bank and The Bank of Nova Scotia
May 7, 1999
Page 10



Virgin Islands (including, without limitation, the Federal District Court for the District of the U.S. Virgin Islands), and by execution and delivery of this Agreement, the Debtors consent, for themselves and in respect of their respective property, to the non-exclusive jurisdiction of those courts. Each of the Debtors irrevocably waives any objection, including any objection to the laying of venue and any objection based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement or any other agreement executed in connection therewith. Each of the Debtors waives personal service of any summons, complaint or other process, which may be made by any other means permitted by U.S. Virgin Islands law.

     This Section shall not be deemed to preclude any party from filing any such action, suit or proceeding in any other appropriate forum if the courts of the U.S. Virgin Islands decline jurisdiction.

     17.  WAIVER OF RIGHT TO TRIAL BY JURY.  EACH DEBTOR HEREBY KNOWINGLY,
          --------------------------------
VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY WITH RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE DEBT INSTRUMENTS, THE FORBEARANCE AGREEMENT AND ANY AGREEMENT EXECUTED IN CONJUNCTION THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS BY ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES' ACCEPTANCE OF THIS AGREEMENT AND THE FORBEARANCE AGREEMENT. FURTHER, THE DEBTORS HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF THE SECURED PARTIES, NOR THE COUNSEL OF THE SECURED PARTIES, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE SECURED PARTIES WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL

Security Agreement
L.S. Wholesale, Inc. et al.
The Chase Manhattan Bank and The Bank of Nova Scotia
May 7, 1999
Page 11



PROVISION. NO REPRESENTATIVE OR AGENT OF THE SECURED PARTIES NOR THE COUNSEL OF THE SECURED PARTIES HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

     18.  EXPENSES.  The Debtors, jointly and severally, agree to pay all
          --------
reasonable expenses (including legal expenses and attorneys' fees) payable in connection with the execution and delivery of this Agreement and the Forbearance Agreement, as well as all reasonable expenses (including legal expenses and attorneys' fees) of every kind incidental to the collection or enforcement of this Agreement and the Forbearance Agreement; and the Debtors, jointly and severally, shall indemnify the Secured Parties against all reasonable claims for such fees, charges and commissions arising in connection with the transaction contemplated by this Agreement and the Forbearance Agreement, excluding any gross negligence or willful misconduct by the Secured Parties or any of their representatives or agents acting in the course and scope of this Agreement or the Forbearance Agreement.

     19.  TRADENAMES; PLACES OF BUSINESS; COLLATERAL; RECORDS.  Each Debtor
          ---------------------------------------------------
represents that its principal place of business is set forth on Schedule B
                                                                ----------
hereto; that the additional business location(s) and registered trade name(s) set forth next to each Debtor on Schedule B hereto constitute the only
                                 ----------
additional business location(s) and registered trade name(s) used by Debtors; and that, except as otherwise disclosed to the Secured Parties in writing prior to the date hereof, the Collateral of each Debtor is located at each Debtor's principal place of business or at its additional business locations(s), if any, and each Debtor's records concerning the Collateral are located at each Debtor's principal place of business or at the principal place of business of the Borrower.

     20.  MISCELLANEOUS.  All rights of the Secured Parties hereunder shall
          -------------
inure to the benefit of their successors and assigns, and all obligations of the Debtors hereunder shall be binding

Security Agreement
L.S. Wholesale, Inc. et al.
The Chase Manhattan Bank and The Bank of Nova Scotia
May 7, 1999
Page 12



upon their successors and assigns. The gender and number used in this Agreement are used as a reference term only and shall apply with the same effect whether the parties are of the masculine or feminine gender, corporate or other form, and the singular shall likewise include the plural. This Agreement may not be amended or modified except by a writing signed by each of the parties hereto.

     IN WITNESS WHEREOF, the parties have respectively signed these presents the day and year first above written.

                         DEBTORS:
                                      L.S. WHOLESALE, INC.


                                      By: /s/ Kenneth W. Watson
                                          -------------------------------
                                          Kenneth W. Watson, President
                                                                          (SEAL)
                                  Attest: /s/ David J. Nace
                                          --------------------------------
                                          David J. Nace



                                      L.S. HOLDING, INC.


                                      By: /s/ Kenneth W. Watson
                                          --------------------------------
                                          Kenneth W. Watson, President
                                                                          (SEAL)
                                  Attest: /s/ David J. Nace
                                          --------------------------------
                                          David J. Nace, Executive Vice
                                          President and Chief Financial
                                          Officer of Little Switzerland,
                                          Inc.

Security Agreement
L.S. Wholesale, Inc. et al.
The Chase Manhattan Bank and The Bank of Nova Scotia
May 7, 1999
Page 13



                                      LITTLE SWITZERLAND, INC.


                                      By: /s/ Kenneth W. Watson
                                          --------------------------------
                                          Kenneth W. Watson, President
                                                                          (SEAL)
                                  Attest: /s/ David J. Nace
                                          --------------------------------
                                          David J. Nace, Executive Vice
                                          President and Chief Financial
                                          Officer of Little Switzerland,
                                          Inc.


                                      WORLD GIFT IMPORTS, N.V.


                                      By: /s/ Kenneth W. Watson
                                          --------------------------------
                                          Kenneth W. Watson, President
                                                                          (SEAL)
                                  Attest: /s/ David J. Nace
                                          --------------------------------
                                          David J. Nace, Executive Vice
                                          President and Chief Financial
                                          Officer of Little Switzerland,
                                          Inc.


                                      MONTRES ET BIJOUX, S.A.R.L.


                                      By: /s/ Kenneth W. Watson
                                          --------------------------------
                                          Kenneth W. Watson, President
                                                                          (SEAL)
                                  Attest: /s/ David J. Nace
                                          --------------------------------
                                          David J. Nace, Executive Vice
                                          President and Chief Financial
                                          Officer of Little Switzerland,
                                          Inc.


                                      L.S. HOLDING (ARUBA), N.V.


                                      By: /s/ Kenneth W. Watson
                                          --------------------------------
                                          Kenneth W. Watson, President
                                                                          (SEAL)
                                  Attest: /s/ David J. Nace
                                          --------------------------------
                                          David J. Nace, Executive Vice
                                          President and Chief Financial
                                          Officer of Little Switzerland,
                                          Inc.

Security Agreement
L.S. Wholesale, Inc. et al.
The Chase Manhattan Bank and The Bank of Nova Scotia
May 7, 1999
Page 14



                                      L.S. HOLDING (CURACAO), N.V.


                                      By: /s/ Kenneth W. Watson
                                          --------------------------------
                                          Kenneth W. Watson, President
                                                                          (SEAL)
                                  Attest: /s/ David J. Nace
                                          --------------------------------
                                          David J. Nace, Executive Vice
                                          President and Chief Financial
                                          Officer of Little Switzerland,
                                          Inc.


                                      LITTLE SWITZERLAND (ANTIGUA), LIMITED


                                      By: /s/ Kenneth W. Watson
                                          --------------------------------
                                          Kenneth W. Watson, President
                                                                          (SEAL)
                                  Attest: /s/ David J. Nace
                                          --------------------------------
                                          David J. Nace, Executive Vice
                                          President and Chief Financial
                                          Officer of Little Switzerland,
                                          Inc.


                                      WORLD GIFT IMPORTS (BARBADOS) LIMITED

                                      By: /s/ Kenneth W. Watson
                                          --------------------------------
                                          Kenneth W. Watson, President
                                                                          (SEAL)
                                  Attest: /s/ David J. Nace
                                          --------------------------------
                                          David J. Nace, Executive Vice
                                          President and Chief Financial
                                          Officer of Little Switzerland,
                                          Inc.


                                      LITTLE SWITZERLAND (ST. LUCIA) LIMITED

                                      By: /s/ Kenneth W. Watson
                                          --------------------------------
                                          Kenneth W. Watson, President
                                                                          (SEAL)
                                  Attest: /s/ David J. Nace
                                          --------------------------------
                                          David J. Nace, Executive Vice
                                          President and Chief Financial
                                          Officer of Little Switzerland,
                                          Inc.

Security Agreement
L.S. Wholesale, Inc. et al.
The Chase Manhattan Bank and The Bank of Nova Scotia
May 7, 1999
Page 15



                                      L.S. HOLDING (USA), INC.

                                      By: /s/ Kenneth W. Watson
                                          --------------------------------
                                          Kenneth W. Watson, President
                                                                          (SEAL)
                                  Attest: /s/ David J. Nace
                                          --------------------------------
                                          David J. Nace, Executive Vice
                                          President and Chief Financial
                                          Officer of Little Switzerland,
                                          Inc.


                   SECURED PARTIES:

                                      THE CHASE MANHATTAN BANK

                                      By: /s/ Douglas A. Jenks
                                          --------------------------------
                                          Douglas A. Jenks, Vice President

                                      THE BANK OF NOVA SCOTIA

                                      By: /s/ Peter Hickman
                                          --------------------------------
                                          Peter Hickman, Senior Commercial
                                          Banking Manager

                                  SCHEDULE A-1

             DEBT INSTRUMENTS EVIDENCING OBLIGATIONS OWED TO CHASE

Loan Agreement dated February 24, 1996 by and between Chase, L.S. Wholesale, Little Switzerland and L.S. Holding

Promissory Note dated February 24, 1996 executed by L.S. Wholesale

Guaranty by Corporation dated February 24, 1996 executed by L.S. Holding

Guaranty (Unlimited Amount) dated September 23, 1997 executed by Little Switzerland (St. Kitts & Nevis), Limited, L.S. Antigua, L.S. St. Lucia, L.S. USA, W.G.I. Barbados, Montres, W.G.I., L.S. Aruba, L.S. Curacao, Little Switzerland and L.S. Holding

Letter regarding negative pledge dated September 19, 1997 executed by Little Switzerland (St. Kitts & Nevis), Limited, L.S. Antigua, L.S. St. Lucia, L.S. USA, W.G.I. Barbados, Montres, W.G.I., L.S. Aruba, L.S. Curacao, Little Switzerland and L.S. Holding

Letter regarding negative pledge dated March 1, 1999 executed by L.S. Wholesale

Letter regarding the Chase Line of Credit dated January 7, 1999 by Chase and acknowledged by Little Switzerland, as amended by Letter dated March 3, 1999

The following promissory notes executed by L.S. Wholesale:

          Principal   Origination Date           Maturity Date
          ----------  ----------------           --------------
          $1,475,000  April 16, 1999             July 15, 1999
          $  800,000  April 5, 1999              July 4, 1999
          $1,150,000  April 1, 1999              June 30, 1999
          $  400,000  March 2, 1999              June 1, 1999
          $  175,000  February 8, 1999           May 11, 1999

The following banker's acceptances issued on behalf of Debtors:

          Principal   Origination Date           Maturity Date
          ----------  ----------------           --------------
          $  900,000  February 5, 1999           August 4, 1999
          $1,000,000  January 27, 1999           July 26, 1999
          $  300,000  December 29, 1998          June 25, 1999
          $1,400,000  March 22, 1999             June 22, 1999

                                  SCHEDULE A-2

           DEBT INSTRUMENTS EVIDENCING OBLIGATIONS OWED TO SCOTIABANK

Loan Agreement dated February 16, 1996, between ScotiaBank, L.S. Wholesale, Little Switzerland, L.S. Holding and W.G.I. Barbados, as amended by amendments dated March 6, 1996 and January 1, 1997

Guaranty dated February 16, 1996 executed by L.S. Holding and Little Switzerland

Guaranty dated February 16, 1996 executed by W.G.I. Barbados

The following promissory notes executed by L.S. Wholesale:

          Principal           Origination Date      Maturity Date
          ----------          ----------------      -------------
          $1,000,000          October 8, 1998       March 9, 1999
          $  500,000          September 12, 1996    March 15, 1999
          $2,250,000          February 16, 1996     November 22, 2000

The following standby letters of credit issued on behalf of Debtors:

          Principal           Origination Date      Maturity Date
          ----------          ----------------      -------------
          ECD    670,000      May 8, 1996                  *
          BBD    200,000      September 23, 1996           *
          BBD    500,000      September 23, 1996           *
          ECD  1,000,000      January 8, 1997              *
          ECD    200,000      October 9, 1992              *
          ECD    700,000      January 19, 1996             *
          ECD  1,290,000      October 9, 1992              *
          ECD    300,000      January 19, 1996             *
          BBD  4,500,000      February 13, 1996            *


* perpetual until drawn upon or canceled by beneficiary or otherwise terminated by ScotiaBank in accordance with its terms

                                   SCHEDULE B

                   DEBTORS' PLACES OF BUSINESS AND TRADENAMES


L.S. WHOLESALE, INC.

          Principal place of business:  161-B Crown Bay
                                        P.O. Box 930
                                        St. Thomas, U.S. Virgin Islands 00804

          Other business locations:     none

          Tradenames:                   Little Switzerland


L.S. HOLDING, INC.

          Principal place of business:  161-B Crown Bay
                                        P.O. Box 930
                                        St. Thomas, USVI   00804

          Other business locations:     5 Dronningens Gade
                                        St. Thomas, U.S. Virgin Islands 00802

                                        48 AB Norre Gade
                                        St. Thomas, U.S. Virgin Islands 00802

                                        37 Dronningens Gade
                                        St. Thomas, U.S. Virgin Islands 00802

                                        Havensight Mall #____
                                        St. Thomas, U.S. Virgin Islands 00802

                                        Alexander Hamilton House
                                        1108 King Street
                                        Christiansted
                                        St. Croix, U.S. Virgin Islands  00821

          Tradenames:                   L.S. Holding, Inc.
                                        Little Switzerland

LITTLE SWITZERLAND, INC.

          Principal place of business:  161-B Crown Bay
                                        P.O. Box 930
                                        St. Thomas, USVI   00804

          Other business locations:     none

          Tradenames:                   L.S. Holding, Inc.
                                        L.S. Wholesale, Inc.


WORLD GIFT IMPORTS, N.V.

          Principal place of business:  42 Front Street
                                        Philipsburg, St. Maarten N.A.

          Other business locations:     none

          Tradenames:                   Little Switzerland


MONTRES ET BIJOUX, S.A.R.L.

          Principal place of business:  97150 Marigot, St. Martin
                                        French West Indies

          Other business locations:     Rue de La Liberte
                                        Marigot, St. Martin
                                        French West Indies

                                        Rue de La Republic
                                        Marigot, St. Martin
                                        French West Indies

                                        Rue de la France, Gustavia
                                        BP 576, 97098
                                        St. Barts-Cedex
                                        French West Indies

          Tradenames:                   Little Switzerland

L.S. HOLDING (ARUBA), N.V.

          Principal place of business:  14 Caya G.F. Betico Croes
                                        Oranjestad, Aruba

          Other business locations:     Holiday Inn
                                        230 L.G. Smith Boulevard
                                        Palm Beach, Aruba

                                        American Hotel
                                        83 L.G. Smith Boulevard
                                        Palm Beach, Aruba

                                        Tamarijn Hotel
                                        93 L.G. Smith Boulevard
                                        Palm Beach, Aruba

                                        Royal Plaza Commercial Center
                                        L.G. Smith Boulevard-Weststraat-
                                          Havenstraat
                                        Shellstraat, Aruba

                                        Wyndham Hotel
                                        73 L.G. Smith Boulevard
                                        Palm Beach, Aruba

          Tradenames:                   Little Switzerland


L.S. HOLDING (CURACAO), N.V.

          Principal place of business:  Breedestraat 44P
                                        Punda, Willemstad
                                        Curacao, Netherland Antilles

          Other business locations:     none

          Tradenames:                   Little Switzerland


LITTLE SWITZERLAND (ANTIGUA), LIMITED

          Principal place of business:  Heritage Quay
                                        St. John's, Antigua

          Other business locations:     none

          Tradenames:                   Little Switzerland

WORLD GIFT IMPORTS (BARBADOS), LIMITED

          Principal place of business:  Carlisle House, Hincks Street
                                        Bridgetown, Barbados
                                        West Indies

          Other business locations:     Broad Street
                                        Bridgetown, Barbados
                                        West Indies

                                        Bridgetown Cruise Terminal
                                        Bridgetown, Barbados
                                        West Indies

          Tradenames:                   Little Switzerland


LITTLE SWITZERLAND (ST. LUCIA) LIMITED

          Principal place of business:  Point Seraphine
                                        Castries, St. Lucia

          Other business locations:     La Place Carenage Duty Free
                                          Shopping Complex
                                        Jerenie Street, St. Lucia

          Tradenames:                   Little Switzerland


L.S. HOLDING (USA), INC.

          Principal pace of business:   236 South Franklin Street
                                        Juneau, Alaska

          Other business locations:     Fifth & Broadway
                                        Skagway, Alaska

          Tradenames:                   Little Switzerland